UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09645

Columbia Funds Series Trust

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: March 31

Date of reporting period: March 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Annual Report
March 31, 2019
Columbia Short Term Bond Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Short Term Bond Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia Short Term Bond Fund (the Fund) seeks current income, consistent with minimal fluctuation of principal.
Portfolio management
Gregory Liechty
Co-Portfolio Manager
Managed Fund since 2010
Ronald Stahl, CFA
Co-Portfolio Manager
Managed Fund since 2006
Average annual total returns (%) (for the period ended March 31, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	10/02/92	2.55	0.97	1.96
	Including sales charges		1.53	0.77	1.85
Advisor Class*		11/08/12	2.71	1.20	2.22
Class C	Excluding sales charges	10/02/92	1.94	0.37	1.51
	Including sales charges		0.94	0.37	1.51
Institutional Class		09/30/92	2.81	1.20	2.22
Institutional 2 Class*		11/08/12	2.91	1.28	2.27
Institutional 3 Class*		07/15/09	2.96	1.35	2.33
Class R*		09/27/10	2.30	0.70	1.70
Bloomberg Barclays 1-3 Year Government/Credit Index			3.03	1.22	1.59
Returns for Class A shares are shown with and without the maximum initial sales charge of 1.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays 1-3 Year Government/Credit Index consists of Treasury or government agency securities and investment-grade corporate debt securities with maturities of one to three years.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Short Term Bond Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (March 31, 2009 — March 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Short Term Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at March 31, 2019)
Asset-Backed Securities — Non-Agency	25.5
Commercial Mortgage-Backed Securities - Agency	1.9
Commercial Mortgage-Backed Securities - Non-Agency	6.8
Corporate Bonds & Notes	33.1
Money Market Funds	1.7
Residential Mortgage-Backed Securities - Agency	8.2
Residential Mortgage-Backed Securities - Non-Agency	20.8
U.S. Government & Agency Obligations	0.0 (a)
U.S. Treasury Obligations	2.0
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at March 31, 2019)
AAA rating	34.8
AA rating	9.3
A rating	21.6
BBB rating	18.6
BB rating	2.9
B rating	1.6
CCC rating	0.1
D rating	0.0 (a)
Not rated	11.1
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Short Term Bond Fund | Annual Report 2019

Manager Discussion of Fund Performance
At March 31, 2019, approximately 30.58% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended March 31, 2019, the Fund’s Class A shares returned 2.55% excluding sales charges. The Fund’s benchmark, the Bloomberg Barclays 1-3 Year Government/Credit Index, returned 3.03% for the same time period. Fees generally accounted for the difference between the Fund’s return and the benchmark. Exposure to sectors that trade on their spread to same-duration U.S. Treasuries aided performance, as all spread sectors produced returns higher than Treasuries for the period. (Spread sectors are non-governmental fixed-income sectors with higher yields and greater risk than governmental securities.) The Fund’s shorter duration also aided results as interest rates rose in the first part of the period. Once rates stabilized then fell in the last part of the period, we raised the Fund’s duration to be closer to neutral relative to its benchmark. (Duration is a measure of interest rate sensitivity.) In addition, a position in floating-rate securities bolstered return.
Strong economy drove Fed rate hikes
The Federal Reserve (the Fed) acted on evidence of strong economic growth and robust new job growth and raised the federal funds rate, a key short-term interest rate, three times during the 12-month period. As a result, interest rates of one year and shorter rose during the year. However, rates beyond two-year maturities declined late in the period, as a portion of the yield curve inverted on the expectation of a cooling economy and a pause in rate increases by the Fed. (When the yield curve inverts, longer term securities have a lower yield than short-term securities.) Against this backdrop, most sectors within both corporate and structured securities produced returns in excess of similar-duration Treasuries. Lower rated bonds outperformed, doing best when investors were willing to take on more risk in search of higher yields in a global environment of relatively low interest rates. As volatility picked up in the fourth quarter of 2018 and the equity market experienced a strong sell-off, yield spreads widened and higher yielding securities lost ground. When equities rebounded in the first quarter of 2019 as investors regained their appetites for risk, higher yielding securities also rebounded.
Contributors and detractors
As interest rates rose during the first six months of the period, the Fund benefited from its short duration relative to the benchmark. The Fund maintained a duration target of approximately 0.15 – 0.25 years shorter than its benchmark, as interest rates rose approximately 50 basis points across the short end of the yield curve, a graphic depiction of interest rates from short- to long-term, during that six-month period. (A basis point is one hundredth of one percent.) An overweight in sectors that trade on the spread of their yields to similar-duration Treasuries also aided returns as yield spreads tightened on both corporates and structured securities.
The Fund’s largest overweight positions relative to the benchmark continued to be in asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS). Both sectors generated returns in excess of Treasuries as the yield spread tightened, as did corporate securities, where the Fund also was overweight. All major subsectors within the corporate market posted excess returns, led by real estate investment trusts, finance and the wireline/wireless industries. With respect to credit quality, BBB outperformed A and AA rated credit during the year, and the Fund was overweight in BBB rated securities. The Fund also benefited from a small allocation to high-yield corporate notes.
Although corporate securities produced returns in excess of Treasuries of similar duration, the Fund’s exposure to the non-corporate, electric and technology sectors detracted from performance as they modestly underperformed the rest of the short-term corporate market.
Columbia Short Term Bond Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
Portfolio activity
As consumer fundamentals remained firm, evidenced by strong job growth and rising wages, we increased the Fund’s allocation to short, non-agency collateralized mortgage obligations (CMOs) and added a small position to the high-yield corporate sector. In an effort to increase the Fund’s yield relative to its peer group and benchmark, we increased these positions by reducing exposure to government-backed securities. We remain positive on the commercial real estate and ABS sectors, including high quality collateralized loan obligations, increasing those allocations as well.
As the yield curve continued to flatten, we reduced the Fund’s barbelled positioning (an emphasis on maturities on either end of the Fund’s short-term universe) on the belief that the yield curve is less likely to continue flattening with additional Fed rate hikes on hold for the time being.
At period’s end
At the end of the period, with the Fed indicating that rate hikes were on hold, inflationary indicators remained benign and domestic growth remained positive but has shown no potential for overheating. Global economic weakness, continued trade war concerns between the United States and China and the U.K.’s difficulty in negotiating an acceptable departure from the European Union continued to provide headwinds to a significant pickup in growth.
Against that backdrop, we have targeted a duration that is slightly longer than that of the benchmark. Even though we are mindful of the potential for volatility, we viewed current risk premiums to be reasonably attractive in most sectors. We believe the Fund was positioned at the end of the reporting period to reflect this outlook, with an emphasis on short, high quality non-agency CMOs, ABS and CMBS and solid exposure to the corporate sector, including a small allocation to high-yield corporate notes. Demand for corporate bonds remained strong with supply slightly less than in 2018. Within corporates, the Fund remained overweight in the communications, energy, insurance and electric utility sectors.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Short Term Bond Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
October 1, 2018 — March 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,021.20	1,020.94	4.03	4.03	0.80
Advisor Class	1,000.00	1,000.00	1,021.40	1,022.19	2.77	2.77	0.55
Class C	1,000.00	1,000.00	1,018.10	1,017.95	7.04	7.04	1.40
Institutional Class	1,000.00	1,000.00	1,021.40	1,022.19	2.77	2.77	0.55
Institutional 2 Class	1,000.00	1,000.00	1,021.90	1,022.69	2.27	2.27	0.45
Institutional 3 Class	1,000.00	1,000.00	1,022.20	1,022.94	2.02	2.02	0.40
Class R	1,000.00	1,000.00	1,018.80	1,019.70	5.28	5.29	1.05
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Short Term Bond Fund | Annual Report 2019	7

Portfolio of Investments
March 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 27.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Credit Acceptance Receivables Trust(a)
Subordinated Series 2018-4 Class C
01/13/2025	3.970%	4,500,000	4,554,702
Subordinated, Series 2018-3 Class C
10/15/2024	3.750%	2,900,000	2,919,833
Apidos CLO XX(a),(b)
Series 2015-20A Class A1RA
3-month USD LIBOR + 1.100% 07/16/2031	3.879%	6,425,000	6,371,544
Apidos CLO XXVIII(a),(b)
Series 2017-28A Class A1B
3-month USD LIBOR + 1.150% Floor 1.150% 01/20/2031	3.911%	2,925,000	2,839,382
ARES XLVII CLO Ltd.(a),(b)
Series 2018-47A Class B
3-month USD LIBOR + 1.450% Floor 1.450% 04/15/2030	4.237%	4,000,000	3,922,892
Avant Loans Funding Trust(a)
Series 2018-B Class A
01/18/2022	3.420%	5,908,787	5,915,135
Series 2019-A Class A
07/15/2022	3.480%	6,000,000	5,999,621
Avis Budget Rental Car Funding AESOP LLC(a)
Series 2018-2A Class A
03/20/2025	4.000%	9,725,000	10,041,210
Barings CLO Ltd.(a),(b)
Series 2018-4A Class B
3-month USD LIBOR + 1.700% Floor 1.700% 10/15/2030	4.123%	10,800,000	10,668,845
Carbone CLO Ltd.(a),(b)
Series 2017-1A Class A1
3-month USD LIBOR + 1.140% 01/20/2031	3.901%	8,550,000	8,463,235
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2013-4A Class BRR
3-month USD LIBOR + 1.420% Floor 1.420% 01/15/2031	4.207%	5,000,000	4,898,490
Carlyle U.S. CLO Ltd.(a),(b)
Series 2017-5A Class A1B
3-month USD LIBOR + 1.250% 01/20/2030	4.011%	8,000,000	7,813,384
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Carlyle US CLO Ltd.(a),(b)
Series 2016-4A Class A2R
3-month USD LIBOR + 1.450% Floor 1.450% 10/20/2027	4.211%	8,000,000	7,920,000
CCG Receivables Trust(a)
Series 2018-2 Class A2
12/15/2025	3.090%	5,735,000	5,747,973
Chesapeake Funding II LLC(a)
Series 2016-1A Class A1
03/15/2028	2.110%	948,793	947,569
Series 2017-4A Class A1
11/15/2029	2.120%	4,320,390	4,280,447
Chesapeake Funding II LLC(a),(b)
Series 2017-2A Class A2
1-month USD LIBOR + 0.450% Floor 0.450% 05/15/2029	2.934%	3,462,944	3,469,015
CLUB Credit Trust(a)
Series 2018-P3 Class A
01/15/2026	3.820%	8,811,124	8,859,439
Conn’s Receivables Funding LLC(a)
Series 2018-A Class A
01/15/2023	3.250%	863,663	865,049
Consumer Lending Receivables Trust(a)
Series 2019-A Class A
04/15/2026	3.520%	8,434,470	8,434,470
Consumer Loan Underlying Bond Credit Trust(a)
Series 2018-P2 Class A
10/15/2025	3.470%	5,603,188	5,612,262
DLL Securitization Trust(a)
Series 2017-A Class A3
12/15/2021	2.140%	4,900,000	4,865,315
Drive Auto Receivables Trust
Series 2018-4 Class C
11/15/2024	3.660%	4,950,000	4,986,435
Series 2019-2 Class C
06/16/2025	3.420%	3,700,000	3,723,172
Subordinated Series 2018-5 Class C
01/15/2025	3.990%	3,500,000	3,549,501
Subordinated Series 2019-1 Class C
04/15/2025	3.780%	11,500,000	11,674,910
Dryden 41 Senior Loan Fund(a),(b)
Series 2015-41A Class AR
3-month USD LIBOR + 0.970% Floor 0.970% 04/15/2031	3.757%	6,800,000	6,704,222
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Short Term Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
March 31, 2019
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dryden 42 Senior Loan Fund(a),(b)
Series 2016-42A Class BR
3-month USD LIBOR + 1.550% 07/15/2030	4.337%	3,025,000	2,973,285
DT Auto Owner Trust(a)
Series 2019-1A Class C
11/15/2024	3.610%	2,950,000	2,970,845
Subordinated Series 2018-3A Class B
09/15/2022	3.560%	3,250,000	3,273,809
Subordinated, Series 2018-3A Class C
07/15/2024	3.790%	4,125,000	4,168,215
Exeter Automobile Receivables Trust(a)
Series 2017-3A Class A
12/15/2021	2.050%	783,554	780,748
Series 2018-1A Class A
05/17/2021	2.210%	639,964	639,350
Series 2019-1A Class C
12/16/2024	3.820%	5,550,000	5,592,648
Subordinated Series 2018-4A Class C
09/15/2023	3.970%	8,500,000	8,602,898
Ford Credit Floorplan Master Owner Trust
Series 2017-2 Class A1
09/15/2022	2.160%	2,200,000	2,184,434
Foundation Finance Trust(a)
Series 2019-1A Class A
11/15/2034	3.860%	4,000,000	3,999,380
Goldentree Loan Opportunities XI Ltd.(a),(b)
Series 2015-11A Class AR2
3-month USD LIBOR + 1.070% 01/18/2031	3.850%	9,691,441	9,597,763
Hertz Fleet Lease Funding LP(a)
Series 2016-1 Class A2
04/10/2030	1.960%	2,422,142	2,421,765
Hilton Grand Vacations Trust(a)
Series 2013-A Class A
01/25/2026	2.280%	1,743,802	1,739,400
Series 2014-AA Class A
11/25/2026	1.770%	2,188,852	2,164,736
Jay Park CLO Ltd.(a),(b)
Series 2016-1A Class A2R
3-month USD LIBOR + 1.450% 10/20/2027	3.977%	4,000,000	3,933,928
Magnetite XII Ltd.(a),(b)
Series 2015-12A Class ARR
3-month USD LIBOR + 1.100% 10/15/2031	3.887%	6,875,000	6,830,202
Marlette Funding Trust(a)
Series 2018-1A Class B
03/15/2028	3.190%	5,000,000	4,983,875
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2018-2A Class B
07/17/2028	3.610%	5,000,000	5,015,258
Series 2018-4A Class A
12/15/2028	3.710%	2,941,944	2,962,067
Series 2019-1A Class A
04/16/2029	3.440%	3,025,000	3,035,370
Subordinated, Series 2017-2A Class B
07/15/2024	3.190%	6,000,000	5,999,378
MVW Owner Trust(a)
Series 2014-1A Class A
09/22/2031	2.250%	873,320	862,437
Series 2015-1A Class A
12/20/2032	2.520%	1,632,436	1,616,404
Series 2016-1A Class A
12/20/2033	2.250%	2,273,478	2,239,281
Navient Private Education Refi Loan Trust(a)
Series 2018-A Class A1
02/18/2042	2.530%	2,371,310	2,365,859
Navitas Equipment Receivables LLC(a)
Series 2016-1 Class A2
06/15/2021	2.200%	364,280	363,987
New York City Tax Lien Trust(a)
Series 2017-A Class A
11/10/2030	1.870%	649,271	643,558
NRZ Advance Receivables Trust(a)
Series 2016-T4 Class AT4
12/15/2050	3.107%	12,910,000	12,920,830
Octagon Investment Partners 39 Ltd.(a),(b)
Series 2018-3A Class B
3-month USD LIBOR + 1.650% Floor 1.650% 10/20/2030	4.115%	11,200,000	11,049,270
Ocwen Master Advance Receivables Trust(a),(c)
Series 2018-T1 Class AT1
08/15/2049	3.301%	2,000,000	2,000,400
OneMain Direct Auto Receivables Trust(a)
Series 2018-1A Class A
12/16/2024	3.430%	6,514,000	6,586,288
OneMain Financial Issuance Trust(a)
Series 2018-1A Class A
03/14/2029	3.300%	5,253,000	5,277,255
Prosper Marketplace Issuance Trust(a)
Series 2018-1A Class A
06/17/2024	3.110%	2,241,650	2,242,341
Series 2019-1A Class A
04/15/2025	3.540%	2,674,878	2,679,966

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
March 31, 2019
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Race Point IX CLO Ltd.(a),(b)
Series 2015-9R Class A2R
3-month USD LIBOR + 1.650% 10/15/2030	4.437%	9,250,000	9,136,882
RR 3 Ltd.(a),(b)
Series 2014-14A Class A2R2
3-month USD LIBOR + 1.400% Floor 1.400% 01/15/2030	4.187%	10,000,000	9,801,160
SCF Equipment Leasing LLC(a)
Series 2018-1A Class A2
10/20/2024	3.630%	7,625,108	7,629,044
Securitized Term Auto Receivables Trust(a)
Series 2017-1A Class A3
08/25/2020	1.890%	2,010,671	2,005,376
Sierra Receivables Funding Co., LLC(a)
Series 2017-1A Class A
03/20/2034	2.910%	3,003,886	2,995,750
Sierra Timeshare Receivables Funding LLC(a)
Series 2016-2A Class A
07/20/2033	2.330%	2,746,431	2,709,711
Series 2016-3A Class A
10/20/2033	2.430%	2,094,374	2,084,134
Series 2018-3A Class A
09/20/2035	3.690%	1,511,072	1,537,140
SLM Private Education Loan Trust(a)
Series 2012-A Class A2
01/17/2045	3.830%	341,471	341,652
SLM Student Loan Trust(a),(b)
Series 2004-8A Class A5
3-month USD LIBOR + 0.500% Cap 18.000% 04/25/2024	3.271%	2,626,396	2,628,866
SoFi Consumer Loan Program LLC(a)
Series 2017-4 Class A
05/26/2026	2.500%	1,777,037	1,765,003
SoFi Consumer Loan Program Trust(a)
Series 2018-1 Class A1
02/25/2027	2.550%	783,652	780,986
Series 2019-1 Class B
02/25/2028	3.450%	3,025,000	3,049,498
SoFi Professional Loan Program LLC(a)
Series 2017-A Class A2A
03/26/2040	1.550%	954,268	949,665
Series 2017-C Class A2A
07/25/2040	1.750%	822,280	817,371
Series 2017-F Class A1FX
01/25/2041	2.050%	1,832,417	1,821,456
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2018-A Class A2A
02/25/2042	2.390%	2,314,790	2,305,859
SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes(a),(c)
Series 2018-T1 Class AT1
10/17/2050	3.620%	4,425,000	4,454,090
TCF Auto Receivables Owner Trust(a)
Series 2016-PT1A Class A
06/15/2022	1.930%	2,130,396	2,114,595
Volvo Financial Equipment Master Owner Trust(a),(b)
Series 2017-A Class A
1-month USD LIBOR + 0.500% 11/15/2022	2.984%	2,745,000	2,751,606
Westlake Automobile Receivables Trust(a)
Series 2018-1A Class A2A
12/15/2020	2.240%	1,651,957	1,650,124
Series 2018-3A Class B
10/16/2023	3.320%	2,750,000	2,758,756
Series 2019-1A Class C
03/15/2024	3.450%	4,500,000	4,523,986
Total Asset-Backed Securities — Non-Agency (Cost $361,404,493)			361,377,992

Commercial Mortgage-Backed Securities - Agency 2.1%

Government National Mortgage Association
CMO Series 2012-142 Class A
05/16/2037	1.105%	4,798,316	4,671,490
CMO Series 2012-89 Class A
01/16/2036	1.537%	1,065,971	1,053,704
CMO Series 2013-126 Class AB
04/16/2038	1.540%	4,800,741	4,672,382
CMO Series 2013-32 Class AB
01/16/2042	1.900%	4,377,984	4,221,687
CMO Series 2013-35 Class A
02/16/2040	1.618%	5,443,090	5,214,456
CMO Series 2013-45 Class A
10/16/2040	1.450%	2,687,796	2,608,970
Government National Mortgage Association(d)
CMO Series 2015-71 Class DA
09/16/2049	2.137%	4,791,285	4,647,487
Total Commercial Mortgage-Backed Securities - Agency (Cost $28,093,234)			27,090,176

Commercial Mortgage-Backed Securities - Non-Agency 7.4%

BAMLL Commercial Mortgage Securities Trust(a),(b)
Series 2018-DSNY Class C
1-month USD LIBOR + 1.350% Floor 1.350% 09/15/2034	3.834%	11,500,000	11,406,478

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Short Term Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
March 31, 2019
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BBCMS Trust(a),(b)
Subordinated, Series 2018-BXH Class B
1-month USD LIBOR + 1.250% Floor 1.250% 10/15/2037	3.734%	3,650,000	3,631,791
Subordinated, Series 2018-BXH Class C
1-month USD LIBOR + 1.500% Floor 1.500% 10/15/2037	3.984%	1,975,000	1,965,071
BHMS Mortgage Trust(a),(b)
Series 2018-ATLS Class A
1-month USD LIBOR + 1.250% Floor 1.250% 07/15/2035	3.734%	13,500,000	13,478,925
BX Commercial Mortgage Trust(a),(b)
Series 2018-IND Class C
1-month USD LIBOR + 1.100% Floor 1.100% 11/15/2035	3.584%	6,951,029	6,937,982
Commercial Mortgage Trust
Series 2013-CR10 Class A2
08/10/2046	2.972%	102,866	104,240
Home Partners of America Trust(a),(b)
Series 2018-1 Class A
1-month USD LIBOR + 0.900% Floor 0.900% 07/17/2037	3.382%	5,437,598	5,413,351
Invitation Homes Trust(a),(b)
Series 2018-SFR3 Class A
1-month USD LIBOR + 1.000% Floor 1.000% 07/17/2037	3.482%	9,355,854	9,355,833
Series 2018-SFR4 Class A
1-month USD LIBOR + 1.100% Floor 1.000% 01/17/2038	3.532%	10,977,859	11,045,729
Progress Residential Trust(a)
Series 2018-SF3 Class A
10/17/2035	3.880%	11,900,000	12,186,470
RETL (a),(b)
Series 2019-RVP Class A
1-month USD LIBOR + 1.150% Floor 1.150% 03/15/2036	3.634%	4,700,000	4,702,887
Wells Fargo Commercial Mortgage Trust(a),(b)
Series 2017-SMP Class A
1-month USD LIBOR + 0.750% Floor 0.750% 12/15/2034	3.234%	16,055,000	15,938,990
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $95,872,517)			96,167,747

Corporate Bonds & Notes 36.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 1.0%
General Dynamics Corp.
05/11/2021	3.000%	2,000,000	2,017,896
L-3 Communications Corp.
02/15/2021	4.950%	5,000,000	5,168,135
Northrop Grumman Corp.
08/01/2023	3.250%	5,000,000	5,063,040
TransDigm, Inc.
07/15/2022	6.000%	518,000	526,378
07/15/2024	6.500%	177,000	181,844
Total			12,957,293
Automotive 0.6%
Ford Motor Credit Co. LLC
03/18/2024	5.584%	7,000,000	7,097,769
IHO Verwaltungs GmbH, PIK(a)
09/15/2021	4.125%	880,000	881,253
LKQ Corp.
05/15/2023	4.750%	243,000	243,668
Total			8,222,690
Banking 8.7%
Ally Financial, Inc.
05/19/2022	4.625%	348,000	355,530
American Express Co.
08/01/2022	2.500%	3,400,000	3,363,409
ANZ New Zealand International Ltd.(a)
01/22/2021	2.750%	4,000,000	3,985,920
Bank of America Corp.
04/19/2021	2.625%	8,000,000	7,978,200
Bank of Montreal
11/06/2022	2.550%	2,302,000	2,287,769
Bank of New York Mellon Corp. (The)
02/07/2022	2.600%	2,525,000	2,522,154
Bank of Nova Scotia (The)
03/07/2022	2.700%	3,000,000	3,001,614
Barclays Bank PLC
01/11/2021	2.650%	4,025,000	3,996,101
BB&T Corp.
06/20/2022	3.050%	2,165,000	2,177,771
Capital One Financial Corp.
01/29/2024	3.900%	5,500,000	5,610,996
Citibank NA
07/23/2021	3.400%	8,000,000	8,104,496
Discover Bank
08/09/2021	3.200%	3,000,000	3,013,893

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
March 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Fifth Third Bank
10/30/2020	2.200%	2,000,000	1,982,992
Goldman Sachs Group, Inc. (The)
01/24/2022	5.750%	8,320,000	8,922,227
HSBC Holdings PLC
03/08/2021	3.400%	5,500,000	5,547,680
ING Bank NV(a)
06/09/2021	5.000%	3,000,000	3,132,309
JPMorgan Chase & Co.(e)
04/01/2023	3.207%	10,280,000	10,342,564
Lloyds Bank PLC
05/07/2021	3.300%	4,000,000	4,029,984
Manufacturers & Traders Trust Co.
02/06/2020	2.100%	2,000,000	1,989,696
Morgan Stanley
05/19/2022	2.750%	7,690,000	7,642,914
PNC Bank NA
01/22/2021	2.500%	4,000,000	3,993,888
Regions Financial Corp.
02/08/2021	3.200%	3,000,000	3,022,128
Toronto-Dominion Bank (The)(b)
3-month USD LIBOR + 0.430% 06/11/2021	3.031%	3,000,000	3,008,121
US Bank NA
04/26/2021	3.150%	2,400,000	2,422,104
Wells Fargo & Co.
07/22/2022	2.625%	8,000,000	7,939,856
Westpac Banking Corp.
01/11/2022	2.800%	3,500,000	3,502,534
Total			113,876,850
Building Materials 0.1%
American Builders & Contractors Supply Co., Inc.(a)
12/15/2023	5.750%	483,000	498,973
Beacon Roofing Supply, Inc.
10/01/2023	6.375%	560,000	581,576
Masonite International Corp.(a)
03/15/2023	5.625%	306,000	313,374
Standard Industries, Inc.(a)
02/15/2023	5.500%	16,000	16,275
Total			1,410,198
Cable and Satellite 1.4%
Cable One, Inc.(a)
06/15/2022	5.750%	351,000	356,765
Cablevision Systems Corp.
04/15/2020	8.000%	116,000	121,094
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CCO Holdings LLC/Capital Corp.
03/15/2021	5.250%	144,000	144,663
09/30/2022	5.250%	237,000	241,479
02/15/2023	5.125%	744,000	757,043
CCO Holdings LLC/Capital Corp.(a)
03/01/2023	4.000%	241,000	240,562
Comcast Corp.
01/15/2022	1.625%	4,000,000	3,889,880
CSC Holdings LLC
11/15/2021	6.750%	264,000	282,139
CSC Holdings LLC(a)
12/15/2021	5.125%	142,000	142,252
07/15/2023	5.375%	1,235,000	1,258,271
DISH DBS Corp.
09/01/2019	7.875%	139,000	141,144
05/01/2020	5.125%	280,000	281,777
06/01/2021	6.750%	196,000	202,207
Sirius XM Radio, Inc.(a)
08/01/2022	3.875%	1,038,000	1,036,388
Sky PLC(a)
09/16/2019	2.625%	3,000,000	2,994,894
Time Warner Cable LLC
09/01/2021	4.000%	5,000,000	5,080,775
Videotron Ltd.
07/15/2022	5.000%	324,000	334,404
Virgin Media Secured Finance PLC
01/15/2021	5.250%	584,000	601,206
Total			18,106,943
Chemicals 1.0%
Ashland LLC(e)
08/15/2022	4.750%	361,000	371,214
Celanese U.S. Holdings LLC
06/15/2021	5.875%	3,425,000	3,605,967
Chemours Co. (The)
05/15/2023	6.625%	270,000	279,400
DowDuPont, Inc.
11/15/2023	4.205%	3,500,000	3,659,509
LyondellBasell Industries NV
11/15/2021	6.000%	4,210,000	4,500,397
PQ Corp.(a)
11/15/2022	6.750%	477,000	494,827
WR Grace & Co.(a)
10/01/2021	5.125%	326,000	336,554
Total			13,247,868

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Short Term Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
March 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Construction Machinery 0.4%
Caterpillar Financial Services Corp.
02/26/2022	2.950%	2,905,000	2,931,148
John Deere Capital Corp.
01/06/2022	2.650%	1,453,000	1,453,867
United Rentals North America, Inc.
07/15/2023	4.625%	284,000	289,180
Total			4,674,195
Consumer Cyclical Services 0.2%
ADT Security Corp. (The)
10/15/2021	6.250%	344,000	361,065
APX Group, Inc.
12/01/2022	7.875%	192,000	192,668
CoreCivic, Inc.
04/01/2020	4.125%	416,000	415,907
Realogy Group LLC/Co-Issuer Corp.(a)
12/01/2021	5.250%	508,000	512,071
Service Corp. International
11/15/2020	4.500%	187,000	187,050
01/15/2022	5.375%	443,000	446,941
Total			2,115,702
Consumer Products 0.1%
Prestige Brands, Inc.(a)
12/15/2021	5.375%	482,000	485,800
Scotts Miracle-Gro Co. (The)
10/15/2023	6.000%	325,000	337,944
Spectrum Brands, Inc.
11/15/2022	6.625%	242,000	247,871
Valvoline, Inc.
07/15/2024	5.500%	243,000	247,024
Total			1,318,639
Diversified Manufacturing 0.8%
CFX Escrow Corp.(a)
02/15/2024	6.000%	186,000	193,658
Gates Global LLC/Co.(a)
07/15/2022	6.000%	422,000	423,257
General Electric Co.
10/09/2022	2.700%	5,177,000	5,084,378
United Technologies Corp.
06/01/2022	3.100%	4,000,000	4,025,820
WESCO Distribution, Inc.
12/15/2021	5.375%	419,000	422,998
06/15/2024	5.375%	109,000	110,528
Total			10,260,639
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Electric 2.5%
AES Corp. (The)
03/15/2023	4.500%	552,000	557,205
American Electric Power Co., Inc.
11/13/2020	2.150%	2,000,000	1,980,310
Clearway Energy Operating LLC
08/15/2024	5.375%	194,000	193,514
Dominion Energy, Inc.
09/15/2022	2.750%	714,000	707,425
Dominion Resources, Inc.
01/15/2022	2.750%	4,100,000	4,066,114
Exelon Corp.
06/15/2020	2.850%	2,595,000	2,594,242
NextEra Energy Capital Holdings, Inc.
09/01/2020	3.342%	3,300,000	3,326,156
NRG Energy, Inc.
05/01/2024	6.250%	191,000	197,223
PPL Capital Funding, Inc.
06/15/2022	4.200%	5,115,000	5,251,637
Progress Energy, Inc.
01/15/2021	4.400%	4,000,000	4,096,412
Southern Co. (The)
07/01/2021	2.350%	5,000,000	4,942,690
TerraForm Power Operating LLC(a)
01/31/2023	4.250%	904,000	893,541
Vistra Energy Corp.
11/01/2022	7.375%	293,000	304,213
WEC Energy Group, Inc.
06/15/2021	3.375%	3,000,000	3,035,703
Total			32,146,385
Environmental 0.0%
Clean Harbors, Inc.
06/01/2021	5.125%	362,000	362,721
Finance Companies 0.2%
Avolon Holdings Funding Ltd.(a)
10/01/2023	5.125%	265,000	269,632
05/15/2024	5.250%	173,000	178,031
iStar, Inc.
09/15/2020	4.625%	288,000	290,940
Navient Corp.
03/25/2020	8.000%	222,000	230,893
10/26/2020	5.000%	420,000	426,109
07/26/2021	6.625%	823,000	860,911
Park Aerospace Holdings Ltd.(a)
08/15/2022	5.250%	451,000	462,266

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2019	13

Portfolio of Investments  (continued)
March 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Springleaf Finance Corp.
05/15/2022	6.125%	264,000	273,909
Total			2,992,691
Food and Beverage 1.3%
Anheuser-Busch InBev Worldwide, Inc.
01/23/2025	4.150%	5,500,000	5,733,734
Aramark Services, Inc.
01/15/2024	5.125%	564,000	579,678
B&G Foods, Inc.
06/01/2021	4.625%	504,000	504,302
ConAgra Foods, Inc.
01/25/2023	3.200%	4,000,000	4,005,604
Diageo Investment Corp.
05/11/2022	2.875%	1,840,000	1,850,273
Kraft Heinz Foods Co.
06/06/2022	3.500%	4,500,000	4,552,353
Total			17,225,944
Gaming 0.3%
Boyd Gaming Corp.
05/15/2023	6.875%	639,000	663,664
Eldorado Resorts, Inc.
08/01/2023	7.000%	470,000	491,379
International Game Technology PLC(a)
02/15/2022	6.250%	475,000	494,524
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	493,000	514,591
MGM Resorts International
12/15/2021	6.625%	472,000	505,486
03/15/2023	6.000%	472,000	499,549
Wynn Las Vegas LLC/Capital Corp.(a)
05/30/2023	4.250%	300,000	295,500
Total			3,464,693
Health Care 2.2%
Abbott Laboratories
11/30/2021	2.900%	4,000,000	4,016,620
Acadia Healthcare Co., Inc.
07/01/2022	5.125%	97,000	97,297
02/15/2023	5.625%	282,000	285,033
Becton Dickinson and Co.(b)
3-month USD LIBOR + 0.875% 12/29/2020	3.476%	2,998,000	2,998,132
Cardinal Health, Inc.
03/15/2023	3.200%	4,075,000	4,087,095
CVS Health Corp.
03/09/2023	3.700%	4,600,000	4,674,879
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DaVita, Inc.
08/15/2022	5.750%	282,000	287,342
Express Scripts Holding Co.
02/25/2021	3.300%	4,500,000	4,540,298
HCA, Inc.
02/15/2022	7.500%	229,000	252,803
05/01/2023	5.875%	713,000	761,054
Hill-Rom Holdings, Inc.(a)
09/01/2023	5.750%	385,000	396,912
IQVIA, Inc.(a)
05/15/2023	4.875%	426,000	433,590
McKesson Corp.
03/15/2023	2.850%	4,351,000	4,296,021
Sotera Health Holdings LLC(a)
05/15/2023	6.500%	202,000	203,352
Tenet Healthcare Corp.
06/01/2020	4.750%	138,000	139,724
04/01/2021	4.500%	958,000	972,301
Total			28,442,453
Healthcare Insurance 0.6%
Aetna, Inc.
06/01/2021	4.125%	2,625,000	2,677,665
Anthem, Inc.
08/15/2021	3.700%	2,500,000	2,545,695
Centene Corp.
02/15/2021	5.625%	533,000	540,916
05/15/2022	4.750%	165,000	167,926
UnitedHealth Group, Inc.
06/15/2021	3.150%	2,000,000	2,021,254
Total			7,953,456
Home Construction 0.2%
KB Home
12/15/2021	7.000%	270,000	289,520
Lennar Corp.
01/15/2022	4.125%	1,173,000	1,187,760
Meritage Homes Corp.
04/15/2020	7.150%	160,000	165,311
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2021	5.250%	282,000	282,226
04/15/2023	5.875%	280,000	283,934
Toll Brothers Finance Corp.
02/15/2022	5.875%	158,000	166,107
TRI Pointe Group, Inc.
07/01/2021	4.875%	285,000	285,868
Total			2,660,726

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Short Term Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
March 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Independent Energy 0.7%
Canadian Natural Resources Ltd.
11/15/2021	3.450%	3,484,000	3,523,195
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	435,000	428,194
Murphy Oil Corp.(e)
12/01/2022	4.450%	437,000	438,569
Parsley Energy LLC/Finance Corp.(a)
06/01/2024	6.250%	432,000	446,004
Range Resources Corp.
08/15/2022	5.000%	146,000	144,517
Whiting Petroleum Corp.
03/15/2021	5.750%	281,000	284,158
Woodside Finance Ltd.(a)
05/10/2021	4.600%	3,000,000	3,067,116
WPX Energy, Inc.
01/15/2022	6.000%	638,000	662,257
Total			8,994,010
Integrated Energy 0.6%
BP Capital Markets PLC
11/01/2021	3.561%	3,000,000	3,061,695
Cenovus Energy, Inc.
08/15/2022	3.000%	4,500,000	4,405,702
Total			7,467,397
Leisure 0.1%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
06/01/2024	5.375%	150,000	153,447
Cinemark U.S.A., Inc.
06/01/2023	4.875%	144,000	146,650
Cinemark USA, Inc.
12/15/2022	5.125%	228,000	231,994
Live Nation Entertainment, Inc.(a)
06/15/2022	5.375%	519,000	525,819
Total			1,057,910
Life Insurance 1.6%
American International Group, Inc.
03/01/2021	3.300%	5,000,000	5,031,725
Five Corners Funding Trust(a)
11/15/2023	4.419%	5,085,000	5,362,356
Metropolitan Life Global Funding I(a)
09/15/2021	1.950%	3,000,000	2,935,332
Principal Life Global Funding II(a)
11/19/2020	2.625%	2,825,000	2,818,686
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Voya Financial, Inc.
07/15/2024	3.125%	5,000,000	4,933,380
Total			21,081,479
Lodging 0.0%
RHP Hotel Properties LP/Finance Corp.
04/15/2021	5.000%	291,000	291,376
04/15/2023	5.000%	143,000	144,212
Total			435,588
Media and Entertainment 1.0%
Discovery Communications LLC(a)
06/15/2022	3.500%	3,000,000	3,025,107
Lamar Media Corp.
05/01/2023	5.000%	53,000	53,749
01/15/2024	5.375%	269,000	275,154
Match Group, Inc.
06/01/2024	6.375%	331,000	348,301
National CineMedia LLC
04/15/2022	6.000%	327,000	330,270
Netflix, Inc.
02/15/2022	5.500%	753,000	790,155
Nielsen Finance Co. SARL(a)
10/01/2021	5.500%	177,000	177,509
Nielsen Finance LLC/Co.
10/01/2020	4.500%	144,000	144,158
Outfront Media Capital LLC/Corp.
02/15/2022	5.250%	565,000	571,029
02/15/2024	5.625%	442,000	453,686
RELX Capital, Inc.
10/15/2022	3.125%	3,500,000	3,506,086
TEGNA, Inc.
07/15/2020	5.125%	208,000	209,198
Tribune Media Co.
07/15/2022	5.875%	139,000	141,847
Walt Disney Co. (The)(a)
08/15/2020	5.650%	3,345,000	3,478,643
Total			13,504,892
Metals and Mining 0.1%
Freeport-McMoRan, Inc.
03/01/2022	3.550%	484,000	480,291
03/15/2023	3.875%	734,000	723,852
HudBay Minerals, Inc.(a)
01/15/2023	7.250%	418,000	432,458
Teck Resources Ltd.(a)
06/01/2024	8.500%	155,000	166,158
Total			1,802,759

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2019	15

Portfolio of Investments  (continued)
March 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Midstream 2.0%
Cheniere Corpus Christi Holdings LLC
06/30/2024	7.000%	160,000	180,460
DCP Midstream Operating LP
03/15/2023	3.875%	309,000	308,668
Enterprise Products Operating LLC
02/15/2022	4.050%	3,850,000	3,973,916
Kinder Morgan Energy Partners LP
02/01/2024	4.150%	5,000,000	5,174,455
NGPL PipeCo LLC(a)
08/15/2022	4.375%	598,000	609,656
NuStar Logistics LP
09/01/2020	4.800%	330,000	333,800
02/01/2022	4.750%	250,000	252,580
Plains All American Pipeline LP/Finance Corp.
01/31/2023	2.850%	4,000,000	3,910,204
Sunoco LP/Finance Corp.
01/15/2023	4.875%	364,000	369,728
Tallgrass Energy Partners LP/Finance Corp.(a)
10/01/2023	4.750%	612,000	616,501
Targa Resources Partners LP/Finance Corp.
11/15/2023	4.250%	732,000	730,858
03/15/2024	6.750%	412,000	430,871
Western Gas Partners LP
07/01/2022	4.000%	3,931,000	3,987,999
Williams Companies, Inc. (The)
01/15/2023	3.700%	4,500,000	4,576,824
Total			25,456,520
Natural Gas 0.7%
NiSource, Inc.
11/17/2022	2.650%	5,000,000	4,925,585
Sempra Energy(b)
3-month USD LIBOR + 0.450% 03/15/2021	3.061%	3,692,000	3,657,011
Total			8,582,596
Oil Field Services 0.0%
Nabors Industries, Inc.
09/15/2021	4.625%	353,000	348,037
Other Industry 0.0%
Anixter, Inc.
10/01/2021	5.125%	215,000	221,755
03/01/2023	5.500%	97,000	100,817
Total			322,572
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Other REIT 0.1%
CyrusOne LP/Finance Corp.
03/15/2024	5.000%	563,000	576,895
Starwood Property Trust, Inc.
02/01/2021	3.625%	294,000	293,798
Total			870,693
Packaging 0.3%
Ardagh Packaging Finance PLC/Holdings U.S.A., Inc.(a)
09/15/2022	4.250%	607,000	607,389
05/15/2023	4.625%	336,000	338,738
Berry Global, Inc.
05/15/2022	5.500%	758,000	768,855
BWAY Holding Co.(a)
04/15/2024	5.500%	191,000	189,764
Owens-Brockway Glass Container, Inc.(a)
01/15/2022	5.000%	396,000	406,387
Reynolds Group Issuer, Inc./LLC
10/15/2020	5.750%	685,159	686,484
02/15/2021	6.875%	107,773	108,125
Reynolds Group Issuer, Inc./LLC(a),(b)
3-month USD LIBOR + 3.500% Floor 3.500% 07/15/2021	6.287%	326,000	327,420
Reynolds Group Issuer, Inc./LLC(a)
07/15/2023	5.125%	288,000	293,055
Total			3,726,217
Paper 0.0%
Graphic Packaging International, Inc.
04/15/2021	4.750%	300,000	304,556
Pharmaceuticals 1.0%
AbbVie, Inc.
11/06/2022	2.900%	5,000,000	4,990,740
Actavis Funding SCS
03/15/2022	3.450%	3,750,000	3,783,881
Amgen, Inc.
05/11/2022	2.650%	3,925,000	3,903,228
Bausch Health Companies, Inc.(a)
03/15/2024	7.000%	437,000	462,233
Valeant Pharmaceuticals International, Inc.(a)
03/15/2022	6.500%	139,000	143,844
Total			13,283,926
Property & Casualty 0.8%
Chubb INA Holdings, Inc.
11/03/2020	2.300%	3,000,000	2,983,854

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Short Term Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
March 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hartford Financial Services Group, Inc. (The)
04/15/2022	5.125%	3,000,000	3,203,277
Loews Corp.
05/15/2023	2.625%	4,144,000	4,103,977
Total			10,291,108
Railroads 0.3%
CSX Corp.
06/01/2021	4.250%	3,500,000	3,590,167
Refining 0.2%
Marathon Petroleum Corp.
03/01/2021	5.125%	3,000,000	3,125,301
Restaurants 0.1%
1011778 BC ULC/New Red Finance, Inc.(a)
01/15/2022	4.625%	742,000	744,788
Retail REIT 0.5%
Kimco Realty Corp.
05/01/2021	3.200%	4,000,000	4,008,712
Simon Property Group LP
06/15/2022	2.625%	1,835,000	1,829,291
Total			5,838,003
Retailers 0.4%
Group 1 Automotive, Inc.
06/01/2022	5.000%	341,000	343,944
L Brands, Inc.
04/01/2021	6.625%	285,000	299,775
Lowe’s Companies, Inc.
04/15/2022	3.120%	4,040,000	4,076,328
Penske Automotive Group, Inc.
10/01/2022	5.750%	652,000	664,635
Total			5,384,682
Technology 1.5%
Broadcom Corp./Cayman Finance Ltd.
01/15/2022	3.000%	4,000,000	3,984,148
Cisco Systems, Inc.
02/28/2021	2.200%	1,325,000	1,314,682
CommScope Finance LLC(a)
03/01/2024	5.500%	219,000	224,252
CommScope, Inc.(a)
06/15/2021	5.000%	327,000	327,818
Diamond 1 Finance Corp./Diamond 2 Finance Corp.(a)
06/15/2021	5.875%	373,000	379,900
Equinix, Inc.
04/01/2023	5.375%	719,000	733,120
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
First Data Corp.(a)
08/15/2023	5.375%	302,000	308,872
01/15/2024	5.750%	408,000	420,733
IBM Credit LLC
02/06/2023	3.000%	4,165,000	4,191,344
Iron Mountain, Inc.(a)
06/01/2021	4.375%	594,000	597,540
NCR Corp.
02/15/2021	4.625%	240,000	239,928
12/15/2021	5.875%	478,000	485,918
07/15/2022	5.000%	230,000	229,355
NXP BV/Funding LLC(a)
03/01/2024	4.875%	2,000,000	2,108,400
Oracle Corp.
05/15/2022	2.500%	2,000,000	1,991,530
PTC, Inc.
05/15/2024	6.000%	228,000	238,676
QUALCOMM, Inc.
01/30/2023	2.600%	2,120,000	2,093,366
Total			19,869,582
Transportation Services 0.3%
ERAC U.S.A. Finance LLC(a)
10/15/2022	3.300%	3,710,000	3,708,268
XPO Logistics, Inc.(a)
06/15/2022	6.500%	174,000	177,352
Total			3,885,620
Wireless 0.5%
American Tower Corp.
03/15/2022	4.700%	4,000,000	4,187,844
SBA Communications Corp.
10/01/2022	4.000%	924,000	926,614
Sprint Communications, Inc.(a)
03/01/2020	7.000%	715,000	735,599
T-Mobile U.S.A., Inc.
01/15/2024	6.500%	1,037,000	1,077,481
Total			6,927,538
Wirelines 1.6%
AT&T, Inc.
03/01/2022	3.200%	5,000,000	5,040,850
CenturyLink, Inc.
04/01/2020	5.625%	338,000	344,255
06/15/2021	6.450%	854,000	888,930
Deutsche Telekom International Finance BV(a)
01/19/2022	2.820%	3,850,000	3,838,419

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2019	17

Portfolio of Investments  (continued)
March 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Level 3 Financing, Inc.
01/15/2021	6.125%	146,000	147,102
08/15/2022	5.375%	558,000	561,596
Orange SA
07/08/2019	5.375%	3,000,000	3,020,826
Telefonica Emisiones SAU
04/27/2020	5.134%	2,869,000	2,935,750
Verizon Communications, Inc.
03/15/2022	2.946%	3,500,000	3,515,491
Zayo Group LLC/Capital, Inc.
04/01/2023	6.000%	661,000	669,555
Total			20,962,774
Total Corporate Bonds & Notes (Cost $463,443,228)			469,298,801

Residential Mortgage-Backed Securities - Agency 8.9%

Federal Home Loan Mortgage Corp.
11/01/2021- 07/01/2025	5.000%	1,110,193	1,137,418
01/01/2023- 10/01/2024	4.500%	74,855	77,021
06/01/2024- 04/01/2026	4.000%	474,924	490,177
11/01/2025- 07/01/2026	3.500%	14,412	14,766
Federal Home Loan Mortgage Corp.(b)
1-year CMT + 2.258% Cap 9.847% 03/01/2034	4.810%	148,025	156,630
12-month USD LIBOR + 1.735% Cap 10.820% 07/01/2036	4.485%	2,837	2,979
12-month USD LIBOR + 1.709% Cap 11.079% 08/01/2036	4.462%	49,901	52,137
12-month USD LIBOR + 1.768% Cap 11.343% 12/01/2036	4.640%	20,563	21,424
Federal Home Loan Mortgage Corp.(f)
04/15/2034	4.000%	12,000,000	12,378,750
Federal National Mortgage Association
07/01/2022- 08/01/2024	5.000%	694,308	712,459
03/01/2024- 12/01/2026	4.000%	611,284	629,776
12/01/2025- 09/01/2026	3.500%	13,579	13,891
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(b)
6-month USD LIBOR + 1.416% Cap 9.968% 07/01/2033	4.038%	25,126	25,235
12-month USD LIBOR + 1.830% Cap 10.356% 04/01/2036	4.955%	9,390	9,759
12-month USD LIBOR + 1.852% Cap 11.135% 09/01/2037	4.533%	33,988	34,530
Federal National Mortgage Association(f)
04/15/2034	3.500%	64,000,000	65,457,500
04/15/2034	4.000%	33,775,000	34,787,969
Federal National Mortgage Association(d)
CMO Series 2003-W11 Class A1
06/25/2033	5.685%	9,914	10,351
Federal National Mortgage Association(g)
CMO Series G-15 Class A
06/25/2021	0.000%	357	352
Government National Mortgage Association
09/20/2021	6.000%	14,719	14,772
Government National Mortgage Association(b)
1-year CMT + 1.500% Floor 1.000%, Cap 11.000% 03/20/2030	3.375%	17,744	18,357
Total Residential Mortgage-Backed Securities - Agency (Cost $115,469,501)			116,046,253

Residential Mortgage-Backed Securities - Non-Agency 22.6%

AMRESCO Residential Securities Corp. Mortgage Loan Trust(b)
CMO Series 1998-3 Class A7
1-month USD LIBOR + 0.480% Floor 0.480% 07/25/2028	2.966%	14,774	14,909
Angel Oak Mortgage Trust I LLC(a),(d)
CMO Series 2018-3 Class A3
09/25/2048	3.853%	4,177,955	4,213,956
CMO Series 2019-2 Class A3
03/25/2049	3.872%	4,500,000	4,498,558
Angel Oak Mortgage Trust LLC(a),(d)
CMO Series 2017-1 Class A1
01/25/2047	2.810%	752,728	750,813
Arroyo Mortgage Trust(a),(d)
CMO Series 2019-1 Class A1
01/25/2049	3.805%	8,272,435	8,282,916
Bayview Opportunity Master Fund IVa Trust(a)
CMO Series 2016-SPL1 Class A
04/28/2055	4.000%	2,579,438	2,609,880
Bayview Opportunity Master Fund IVa Trust(a),(d)
CMO Series 2019-RN2 Class A1
03/28/2034	3.967%	2,675,000	2,675,000

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Short Term Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
March 31, 2019
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bayview Opportunity Master Fund IVb Trust(a)
CMO Series 2018-RN9 Class A1
10/29/2033	4.213%	4,529,002	4,553,251
Bellemeade Re Ltd.(a),(b)
CMO Series 2018-3A Class M1A
1-month USD LIBOR + 1.200% Floor 1.200% 10/25/2027	3.686%	8,500,000	8,494,733
CMO Series 2019-1A Class M1A
1-month USD LIBOR + 1.300% Floor 1.300% 03/25/2029	3.784%	5,400,000	5,400,000
CIM Trust(a),(b)
CMO Series 2018-R6 Class A1
1-month USD LIBOR + 1.076% Floor 1.080% 09/25/2058	3.578%	10,822,890	10,743,705
Cityscape Home Equity Loan Trust(c),(h),(i)
CMO Series 1997-C Class A3
07/25/2028	0.000%	607,537	1
COLT 2019-1 Mortgage Loan Trust(a),(d)
CMO Series 2019-1 Class A3
03/25/2049	4.012%	4,884,671	4,898,746
COLT Mortgage Loan Trust(a)
CMO Series 2016-1 Class A1
05/25/2046	3.000%	283,271	282,017
CMO Series 2018-3 Class A2
10/26/2048	3.763%	3,391,706	3,428,049
CMO Series 2018-3 Class A3
10/26/2048	3.865%	3,222,121	3,256,582
COLT Mortgage Loan Trust(a),(d)
CMO Series 2016-2 Class A1
09/25/2046	2.750%	996,284	993,198
CMO Series 2017-1 Class A1
05/27/2047	2.614%	1,555,495	1,524,240
CMO Series 2018-2 Class A1
07/27/2048	3.470%	1,738,532	1,740,384
CMO Series 2018-4 Class A3
12/28/2048	4.210%	9,308,191	9,364,976
CSMC Trust(a),(d)
CMO Series 2018-RPL9 Class A
09/25/2057	3.850%	11,231,763	11,402,546
Deephaven Residential Mortgage Trust(a),(d)
CMO Series 2018-3A Class A3
08/25/2058	3.963%	2,517,682	2,548,784
CMO Series 2018-4A Class A3
10/25/2058	4.285%	10,078,306	10,195,777
CMO Series 2019-1A Class A3
01/25/2059	3.948%	2,650,669	2,653,197
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ellington Financial Mortgage Trust(a),(d)
CMO Series 2018-1 Class A3
10/25/2058	4.394%	10,076,984	10,281,521
GCAT LLC(a),(c),(d),(h)
CMO Series 2019-1 Class A1
04/26/2049	4.089%	3,975,000	3,974,950
Homeward Opportunities Fund I Trust(a),(d)
CMO Series 2018-2 Class A1
11/25/2058	3.985%	9,485,418	9,612,761
CMO Series 2019-1 Class A3
01/25/2059	3.851%	5,775,000	5,774,876
Homeward Opportunities Fund I Trust(a)
CMO Series 2018-2 Class A3
11/25/2058	4.239%	5,216,980	5,289,443
Mill City Mortgage Loan Trust(a)
CMO Series 2016-1 Class A1
04/25/2057	2.500%	2,791,992	2,751,246
CMO Series 2018-3 Class A1
08/25/2058	3.500%	7,480,296	7,487,146
New Residential Mortgage LLC(a)
Subordinated CMO Series 2018-FNT1 Class B
05/25/2023	3.910%	7,088,304	7,142,231
New Residential Mortgage Loan Trust(a)
CMO Series 2018-NQM1 Class A1
11/25/2048	3.986%	8,280,643	8,489,073
CMO Series 2018-NQM1 Class A3
11/25/2048	4.138%	2,553,198	2,617,272
New Residential Mortgage Loan Trust(a),(d)
CMO Series 2019-NQM2 Class A3
04/25/2049	3.752%	4,575,000	4,596,621
CMO Series 2019-RPL1 Class A1
02/26/2024	4.335%	5,230,712	5,254,284
Preston Ridge Partners Mortgage LLC(a),(d)
CMO Series 2018-3A Class A1
10/25/2023	4.483%	5,677,551	5,721,882
Radnor Re Ltd.(a),(b)
CMO Series 2019-1 Class M1A
1-month USD LIBOR + 1.250% Floor 1.250% 02/25/2029	3.759%	2,425,000	2,423,437
RCO Trust(a),(d)
CMO Series 2018-VFS1 Class A1
12/26/2053	4.270%	10,473,164	10,553,567
RCO V Mortgage LLC(a),(d)
CMO Series 2018-2 Class A1
10/25/2023	4.458%	5,607,949	5,594,217
Residential Mortgage Loan Trust(a),(d)
CMO Series 2019-1 Class A3
10/25/2058	4.242%	4,890,533	4,896,721

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2019	19

Portfolio of Investments  (continued)
March 31, 2019
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Starwood Mortgage Residential Trust(a),(d)
CMO Series 2018-IMC2 Class A1
10/25/2048	4.121%	11,012,948	11,092,995
Towd Point Mortgage Trust(a)
CMO Series 2015-6 Class A1
04/25/2055	3.500%	4,943,387	4,964,125
CMO Series 2016-2 Class A1
08/25/2055	3.000%	5,066,921	5,033,167
CMO Series 2016-3 Class A1
04/25/2056	2.250%	2,375,354	2,336,931
CMO Series 2017-1 Class A1
10/25/2056	2.750%	2,641,657	2,600,690
CMO Series 2017-4 Class A1
06/25/2057	2.750%	3,645,393	3,579,899
Towd Point Mortgage Trust(a),(d)
CMO Series 2018-5 Class A1
08/25/2058	3.250%	3,977,618	3,951,976
CMO Series 2018-6 Class A1A
03/25/2058	3.750%	7,825,607	7,892,682
Vericrest Opportunity Loan Transferee LXX LLC(a),(d)
CMO Series 2018-NPL6 Class A1A
09/25/2048	4.115%	2,451,826	2,450,608
Vericrest Opportunity Loan Transferee LXXI LLC(a)
CMO Series 2018-NPL7 Class A1A
09/25/2048	3.967%	1,905,932	1,914,228
Vericrest Opportunity Loan Transferee LXXII LLC(a)
CMO Series 2018-NPL8 Class A1A
10/26/2048	4.213%	5,572,582	5,608,168
Vericrest Opportunity Loan Transferee LXXV LLC(a)
CMO Series 2019-NPL1 Class A1A
01/25/2049	4.336%	4,891,704	4,891,701
Vericrest Opportunity Loan Trust(a),(d)
CMO Series 2019-NPL3 Class A1
03/25/2049	3.967%	1,675,000	1,675,001
Verus Securitization Trust(a),(d)
CMO Series 2017-1A Class A1
01/25/2047	2.881%	1,476,905	1,471,113
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-1 Class A2
02/25/2059	3.938%	5,932,889	5,975,618
CMO Series 2019-1 Class A3
02/25/2059	4.040%	5,784,567	5,826,170
CMO Series 2019-INV1 Class A3
12/25/2059	3.658%	3,275,000	3,273,946
Verus Securitization Trust(a)
CMO Series 2018-INV2 Class A2
10/25/2058	4.401%	12,731,535	12,919,533
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $293,420,258)			294,446,017

U.S. Government & Agency Obligations 0.0%

Morocco Government AID Bond(b),(c),(h)
6-month USD LIBOR + 0.000% 05/01/2023	1.250%	382,500	374,190
Total U.S. Government & Agency Obligations (Cost $376,117)			374,190

U.S. Treasury Obligations 2.1%

U.S. Treasury
04/30/2022	1.875%	28,325,000	28,020,503
Total U.S. Treasury Obligations (Cost $27,912,540)			28,020,503

Money Market Funds 1.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.519%(j),(k)	24,330,289	24,327,856
Total Money Market Funds (Cost $24,327,856)		24,327,856
Total Investments in Securities (Cost: $1,410,319,744)		1,417,149,535
Other Assets & Liabilities, Net		(113,735,502)
Net Assets		1,303,414,033

At March 31, 2019, securities and/or cash totaling $318,244 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	930	06/2019	USD	198,177,188	741,761	—
U.S. Treasury 2-Year Note	200	06/2019	USD	42,618,750	—	(20,692)
Total					741,761	(20,692)

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Short Term Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
March 31, 2019
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 5-Year Note	(800)	06/2019	USD	(92,662,500)	—	(826,716)
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At March 31, 2019, the total value of these securities amounted to $787,253,181, which represents 60.40% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of March 31, 2019.
(c)	Valuation based on significant unobservable inputs.
(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of March 31, 2019.
(e)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of March 31, 2019.
(f)	Represents a security purchased on a when-issued basis.
(g)	Represents principal only securities which have the right to receive the principal portion only on an underlying pool of mortgage loans.
(h)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At March 31, 2019, the total value of these securities amounted to $4,349,141, which represents 0.33% of total net assets.
(i)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At March 31, 2019, the total value of these securities amounted to $1, which represents less than 0.01% of total net assets.
(j)	The rate shown is the seven-day current annualized yield at March 31, 2019.
(k)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended March 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.519%
	3,594,249	944,166,940	(923,430,900)	24,330,289	1,432	-	796,593	24,327,856
Abbreviation Legend
AID	Agency for International Development
CMO	Collateralized Mortgage Obligation
PIK	Payment In Kind
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2019	21

Portfolio of Investments  (continued)
March 31, 2019
Fair value measurements  (continued)
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at March 31, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	354,923,502	6,454,490	—	361,377,992
Commercial Mortgage-Backed Securities - Agency	—	27,090,176	—	—	27,090,176
Commercial Mortgage-Backed Securities - Non-Agency	—	96,167,747	—	—	96,167,747
Corporate Bonds & Notes	—	469,298,801	—	—	469,298,801
Residential Mortgage-Backed Securities - Agency	—	116,046,253	—	—	116,046,253
Residential Mortgage-Backed Securities - Non-Agency	—	290,471,066	3,974,951	—	294,446,017
U.S. Government & Agency Obligations	—	—	374,190	—	374,190
U.S. Treasury Obligations	28,020,503	—	—	—	28,020,503
Money Market Funds	—	—	—	24,327,856	24,327,856
Total Investments in Securities	28,020,503	1,353,997,545	10,803,631	24,327,856	1,417,149,535
Investments in Derivatives
Asset
Futures Contracts	741,761	—	—	—	741,761
Liability
Futures Contracts	(847,408)	—	—	—	(847,408)
Total	27,914,856	1,353,997,545	10,803,631	24,327,856	1,417,043,888
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Short Term Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
March 31, 2019
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain asset backed securities, residential mortgage backed securities and U.S. Government and Agency Obligations classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, discount rates observed in the market for similar assets as well as observed yields on securities management deemed comparable. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2019	23

Statement of Assets and Liabilities
March 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,385,991,888)	$1,392,821,679
Affiliated issuers (cost $24,327,856)	24,327,856
Margin deposits on:
Futures contracts	318,244
Receivable for:
Investments sold	66,331
Capital shares sold	2,508,447
Dividends	72,649
Interest	6,575,961
Foreign tax reclaims	2,387
Variation margin for futures contracts	181,250
Expense reimbursement due from Investment Manager	2,330
Prepaid expenses	1,948
Total assets	1,426,879,082
Liabilities
Due to custodian	323,316
Payable for:
Investments purchased	6,033,813
Investments purchased on a delayed delivery basis	112,227,828
Capital shares purchased	1,220,060
Distributions to shareholders	3,001,865
Variation margin for futures contracts	247,187
Management services fees	15,142
Distribution and/or service fees	2,223
Transfer agent fees	65,920
Compensation of board members	241,846
Other expenses	85,849
Total liabilities	123,465,049
Net assets applicable to outstanding capital stock	$1,303,414,033
Represented by
Paid in capital	1,311,413,037
Total distributable earnings (loss) (Note 2)	(7,999,004)
Total - representing net assets applicable to outstanding capital stock	$1,303,414,033
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Short Term Bond Fund | Annual Report 2019

Statement of Assets and Liabilities  (continued)
March 31, 2019
Class A
Net assets	$226,906,850
Shares outstanding	22,742,894
Net asset value per share	$9.98
Maximum sales charge	1.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.08
Advisor Class
Net assets	$7,343,728
Shares outstanding	736,998
Net asset value per share	$9.96
Class C
Net assets	$27,118,369
Shares outstanding	2,724,091
Net asset value per share	$9.96
Institutional Class
Net assets	$303,372,575
Shares outstanding	30,455,308
Net asset value per share	$9.96
Institutional 2 Class
Net assets	$18,228,346
Shares outstanding	1,832,039
Net asset value per share	$9.95
Institutional 3 Class
Net assets	$717,895,603
Shares outstanding	72,097,102
Net asset value per share	$9.96
Class R
Net assets	$2,548,562
Shares outstanding	255,393
Net asset value per share	$9.98
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2019	25

Statement of Operations
Year Ended March 31, 2019
Net investment income
Income:
Dividends — affiliated issuers	$796,593
Interest	34,015,960
Foreign taxes withheld	(2,036)
Total income	34,810,517
Expenses:
Management services fees	5,209,388
Distribution and/or service fees
Class A	584,051
Class C	318,247
Class R	13,304
Class T	352
Transfer agent fees
Class A	360,954
Advisor Class	11,691
Class C	49,137
Institutional Class	346,587
Institutional 2 Class	12,309
Institutional 3 Class	50,920
Class R	4,110
Class T	215
Compensation of board members	32,242
Custodian fees	32,545
Printing and postage fees	78,963
Registration fees	137,219
Audit fees	41,050
Legal fees	18,130
Compensation of chief compliance officer	258
Other	33,514
Total expenses	7,335,186
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(705,092)
Fees waived by distributor
Class C	(47,737)
Expense reduction	(1,227)
Total net expenses	6,581,130
Net investment income	28,229,387
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(13,383,051)
Investments — affiliated issuers	1,432
Futures contracts	(141,447)
Net realized loss	(13,523,066)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	21,101,476
Futures contracts	(63,299)
Net change in unrealized appreciation (depreciation)	21,038,177
Net realized and unrealized gain	7,515,111
Net increase in net assets resulting from operations	$35,744,498
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Short Term Bond Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended March 31, 2019	Year Ended March 31, 2018
Operations
Net investment income	$28,229,387	$19,799,522
Net realized loss	(13,523,066)	(5,150,218)
Net change in unrealized appreciation (depreciation)	21,038,177	(8,664,299)
Net increase in net assets resulting from operations	35,744,498	5,985,005
Distributions to shareholders
Net investment income and net realized gains
Class A	(3,521,196)
Advisor Class	(135,655)
Class C	(272,329)
Institutional Class	(4,267,249)
Institutional 2 Class	(370,608)
Institutional 3 Class	(13,411,143)
Class R	(33,836)
Class T	(1,690)
Net investment income
Class A		(3,097,995)
Advisor Class		(114,546)
Class B		(2,484)
Class C		(282,074)
Institutional Class		(7,001,998)
Institutional 2 Class		(327,334)
Institutional 3 Class		(10,620,896)
Class K		(155)
Class R		(27,048)
Class T		(4,606)
Total distributions to shareholders (Note 2)	(22,013,706)	(21,479,136)
Decrease in net assets from capital stock activity	(1,211,387)	(455,980,400)
Total increase (decrease) in net assets	12,519,405	(471,474,531)
Net assets at beginning of year	1,290,894,628	1,762,369,159
Net assets at end of year	$1,303,414,033	$1,290,894,628
Undistributed (excess of distributions over) net investment income	$5,878,798	$(415,168)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2019	27

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	March 31, 2019		March 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	5,235,517	51,690,279	3,511,885	34,982,737
Distributions reinvested	322,040	3,186,270	279,830	2,787,553
Redemptions	(7,332,346)	(72,411,241)	(8,351,105)	(83,165,683)
Net decrease	(1,774,789)	(17,534,692)	(4,559,390)	(45,395,393)
Advisor Class
Subscriptions	368,914	3,631,953	181,208	1,805,453
Distributions reinvested	13,709	135,437	11,498	114,391
Redemptions	(397,783)	(3,927,451)	(419,498)	(4,176,538)
Net decrease	(15,160)	(160,061)	(226,792)	(2,256,694)
Class B
Distributions reinvested	—	—	49	493
Redemptions	—	—	(94,932)	(951,844)
Net decrease	—	—	(94,883)	(951,351)
Class C
Subscriptions	975,210	9,594,448	601,870	5,972,792
Distributions reinvested	20,763	205,067	22,000	218,844
Redemptions	(2,534,146)	(24,984,118)	(2,302,854)	(22,887,472)
Net decrease	(1,538,173)	(15,184,603)	(1,678,984)	(16,695,836)
Institutional Class
Subscriptions	26,296,110	258,875,486	9,311,246	92,665,870
Distributions reinvested	391,858	3,872,900	265,099	2,636,941
Redemptions	(15,929,498)	(157,138,261)	(88,797,971)	(885,734,356)
Net increase (decrease)	10,758,470	105,610,125	(79,221,626)	(790,431,545)
Institutional 2 Class
Subscriptions	935,586	9,208,999	2,701,724	26,788,324
Distributions reinvested	37,545	370,400	32,957	327,194
Redemptions	(2,245,187)	(22,108,515)	(1,354,160)	(13,425,290)
Net increase (decrease)	(1,272,056)	(12,529,116)	1,380,521	13,690,228
Institutional 3 Class
Subscriptions	28,594,741	281,366,505	74,118,174	739,299,755
Distributions reinvested	430,347	4,253,171	507,848	5,048,609
Redemptions	(35,211,056)	(346,804,357)	(35,977,636)	(356,732,120)
Net increase (decrease)	(6,185,968)	(61,184,681)	38,648,386	387,616,244
Class K
Distributions reinvested	—	—	3	35
Redemptions	—	—	(1,309)	(12,900)
Net decrease	—	—	(1,306)	(12,865)
Class R
Subscriptions	54,733	541,104	51,870	516,662
Distributions reinvested	1,286	12,733	1,186	11,827
Redemptions	(57,256)	(566,619)	(145,988)	(1,453,840)
Net decrease	(1,237)	(12,782)	(92,932)	(925,351)
Class T
Subscriptions	—	—	44	442
Distributions reinvested	149	1,473	451	4,497
Redemptions	(22,035)	(217,050)	(62,377)	(622,776)
Net decrease	(21,886)	(215,577)	(61,882)	(617,837)
Total net decrease	(50,799)	(1,211,387)	(45,908,888)	(455,980,400)
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Short Term Bond Fund | Annual Report 2019

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Columbia Short Term Bond Fund | Annual Report 2019	29

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 3/31/2019	$9.88	0.20	0.05	0.25	(0.15)	(0.15)
Year Ended 3/31/2018	$9.98	0.11	(0.09)	0.02	(0.12)	(0.12)
Year Ended 3/31/2017	$9.97	0.08	0.01	0.09	(0.08)	(0.08)
Year Ended 3/31/2016	$9.98	0.06	(0.02)	0.04	(0.05)	(0.05)
Year Ended 3/31/2015	$9.98	0.07	0.02	0.09	(0.09)	(0.09)
Advisor Class
Year Ended 3/31/2019	$9.87	0.23	0.03	0.26	(0.17)	(0.17)
Year Ended 3/31/2018	$9.97	0.13	(0.09)	0.04	(0.14)	(0.14)
Year Ended 3/31/2017	$9.96	0.11	0.00 (d)	0.11	(0.10)	(0.10)
Year Ended 3/31/2016	$9.97	0.08	(0.01)	0.07	(0.08)	(0.08)
Year Ended 3/31/2015	$9.97	0.10	0.01	0.11	(0.11)	(0.11)
Class C
Year Ended 3/31/2019	$9.86	0.14	0.05	0.19	(0.09)	(0.09)
Year Ended 3/31/2018	$9.96	0.05	(0.09)	(0.04)	(0.06)	(0.06)
Year Ended 3/31/2017	$9.95	0.02	0.01	0.03	(0.02)	(0.02)
Year Ended 3/31/2016	$9.97	(0.00) (d)	(0.02)	(0.02)	(0.00) (d)	(0.00) (d)
Year Ended 3/31/2015	$9.98	0.02	0.01	0.03	(0.04)	(0.04)
Institutional Class
Year Ended 3/31/2019	$9.86	0.24	0.03	0.27	(0.17)	(0.17)
Year Ended 3/31/2018	$9.97	0.12	(0.09)	0.03	(0.14)	(0.14)
Year Ended 3/31/2017	$9.95	0.11	0.01	0.12	(0.10)	(0.10)
Year Ended 3/31/2016	$9.96	0.08	(0.02)	0.06	(0.07)	(0.07)
Year Ended 3/31/2015	$9.97	0.10	0.00 (d)	0.10	(0.11)	(0.11)
Institutional 2 Class
Year Ended 3/31/2019	$9.85	0.22	0.06	0.28	(0.18)	(0.18)
Year Ended 3/31/2018	$9.96	0.14	(0.10)	0.04	(0.15)	(0.15)
Year Ended 3/31/2017	$9.95	0.12	0.00 (d)	0.12	(0.11)	(0.11)
Year Ended 3/31/2016	$9.96	0.09	(0.01)	0.08	(0.09)	(0.09)
Year Ended 3/31/2015	$9.97	0.11	0.00 (d)	0.11	(0.12)	(0.12)
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Short Term Bond Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 3/31/2019	$9.98	2.55%	0.86%	0.80% (c)	2.02%	154%	$226,907
Year Ended 3/31/2018	$9.88	0.15%	0.86%	0.80% (c)	1.06%	86%	$242,170
Year Ended 3/31/2017	$9.98	0.90%	0.88%	0.80% (c)	0.82%	68%	$290,277
Year Ended 3/31/2016	$9.97	0.41%	0.89%	0.80% (c)	0.58%	73%	$371,442
Year Ended 3/31/2015	$9.98	0.86%	0.89%	0.80% (c)	0.75%	60%	$414,188
Advisor Class
Year Ended 3/31/2019	$9.96	2.71%	0.61%	0.55% (c)	2.30%	154%	$7,344
Year Ended 3/31/2018	$9.87	0.40%	0.60%	0.55% (c)	1.31%	86%	$7,420
Year Ended 3/31/2017	$9.97	1.16%	0.63%	0.55% (c)	1.07%	68%	$9,760
Year Ended 3/31/2016	$9.96	0.66%	0.64%	0.55% (c)	0.82%	73%	$10,494
Year Ended 3/31/2015	$9.97	1.11%	0.64%	0.55% (c)	0.98%	60%	$8,945
Class C
Year Ended 3/31/2019	$9.96	1.94%	1.61%	1.40% (c)	1.38%	154%	$27,118
Year Ended 3/31/2018	$9.86	(0.45%)	1.61%	1.40% (c)	0.46%	86%	$42,010
Year Ended 3/31/2017	$9.96	0.33%	1.62%	1.40% (c)	0.22%	68%	$59,183
Year Ended 3/31/2016	$9.95	(0.19%)	1.64%	1.40% (c)	(0.02%)	73%	$72,602
Year Ended 3/31/2015	$9.97	0.25%	1.64%	1.30% (c)	0.25%	60%	$75,284
Institutional Class
Year Ended 3/31/2019	$9.96	2.81%	0.61%	0.55% (c)	2.40%	154%	$303,373
Year Ended 3/31/2018	$9.86	0.29%	0.61%	0.55% (c)	1.23%	86%	$194,236
Year Ended 3/31/2017	$9.97	1.26%	0.63%	0.55% (c)	1.07%	68%	$985,868
Year Ended 3/31/2016	$9.95	0.66%	0.64%	0.55% (c)	0.82%	73%	$1,093,664
Year Ended 3/31/2015	$9.96	1.01%	0.64%	0.55% (c)	1.00%	60%	$1,296,171
Institutional 2 Class
Year Ended 3/31/2019	$9.95	2.91%	0.51%	0.46%	2.27%	154%	$18,228
Year Ended 3/31/2018	$9.85	0.39%	0.51%	0.46%	1.44%	86%	$30,580
Year Ended 3/31/2017	$9.96	1.25%	0.50%	0.45%	1.16%	68%	$17,167
Year Ended 3/31/2016	$9.95	0.76%	0.49%	0.44%	0.89%	73%	$14,242
Year Ended 3/31/2015	$9.96	1.11%	0.49%	0.45%	1.09%	60%	$53,516
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2019	31

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Year Ended 3/31/2019	$9.86	0.24	0.05	0.29	(0.19)	(0.19)
Year Ended 3/31/2018	$9.96	0.15	(0.10)	0.05	(0.15)	(0.15)
Year Ended 3/31/2017	$9.95	0.13	0.00 (d)	0.13	(0.12)	(0.12)
Year Ended 3/31/2016	$9.96	0.09	(0.01)	0.08	(0.09)	(0.09)
Year Ended 3/31/2015	$9.97	0.11	0.01	0.12	(0.13)	(0.13)
Class R
Year Ended 3/31/2019	$9.88	0.18	0.05	0.23	(0.13)	(0.13)
Year Ended 3/31/2018	$9.99	0.08	(0.10)	(0.02)	(0.09)	(0.09)
Year Ended 3/31/2017	$9.97	0.06	0.02	0.08	(0.06)	(0.06)
Year Ended 3/31/2016	$9.98	0.03	(0.01)	0.02	(0.03)	(0.03)
Year Ended 3/31/2015	$9.99	0.05	0.00 (d)	0.05	(0.06)	(0.06)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Short Term Bond Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 3/31/2019	$9.96	2.96%	0.46%	0.41%	2.41%	154%	$717,896
Year Ended 3/31/2018	$9.86	0.54%	0.46%	0.41%	1.50%	86%	$771,726
Year Ended 3/31/2017	$9.96	1.30%	0.45%	0.40%	1.28%	68%	$394,827
Year Ended 3/31/2016	$9.95	0.81%	0.44%	0.40%	0.88%	73%	$7,030
Year Ended 3/31/2015	$9.96	1.16%	0.44%	0.40%	1.06%	60%	$22,996
Class R
Year Ended 3/31/2019	$9.98	2.30%	1.11%	1.05% (c)	1.78%	154%	$2,549
Year Ended 3/31/2018	$9.88	(0.20%)	1.10%	1.05% (c)	0.81%	86%	$2,535
Year Ended 3/31/2017	$9.99	0.75%	1.12%	1.05% (c)	0.56%	68%	$3,490
Year Ended 3/31/2016	$9.97	0.16%	1.14%	1.05% (c)	0.32%	73%	$3,380
Year Ended 3/31/2015	$9.98	0.50%	1.14%	1.05% (c)	0.50%	60%	$3,373
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Bond Fund | Annual Report 2019	33

Notes to Financial Statements
March 31, 2019
Note 1. Organization
Columbia Short Term Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 1.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares were subject to a maximum front-end sales charge of 2.50% per transaction and were required to be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., were specifically authorized to sell Class T shares. Effective at the close of business on December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
34	Columbia Short Term Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
March 31, 2019
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer
Columbia Short Term Bond Fund | Annual Report 2019	35

Notes to Financial Statements  (continued)
March 31, 2019
and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments.
36	Columbia Short Term Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
March 31, 2019
Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at March 31, 2019:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	741,761*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	847,408*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended March 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(141,447)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(63,299)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended March 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	136,240,639
Futures contracts — short	45,538,668

*	Based on the ending quarterly outstanding amounts for the year ended March 31, 2019.
Columbia Short Term Bond Fund | Annual Report 2019	37

Notes to Financial Statements  (continued)
March 31, 2019
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to
38	Columbia Short Term Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
March 31, 2019
receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Columbia Short Term Bond Fund | Annual Report 2019	39

Notes to Financial Statements  (continued)
March 31, 2019
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.43% to 0.28% as the Fund’s net assets increase. The effective management services fee rate for the year ended March 31, 2019 was 0.43% of the Fund’s average daily net assets.
40	Columbia Short Term Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
March 31, 2019
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended March 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.15
Advisor Class	0.15
Class C	0.15
Institutional Class	0.16
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.15
Class T	0.11 (a)

(a)	Unannualized.
The Fund and certain other affiliated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent. The lease and the Guaranty expired on January 31, 2019.
Columbia Short Term Bond Fund | Annual Report 2019	41

Notes to Financial Statements  (continued)
March 31, 2019
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended March 31, 2019, these minimum account balance fees reduced total expenses of the Fund by $1,227.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C and Class T shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class C, Class R and Class T shares of the Fund, respectively. As a result of all Class T shares of the Fund being redeemed or converted to Class A shares, December 14, 2018 was the last day the Fund paid a service fee or distribution fee for Class T shares.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.60% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended March 31, 2019, if any, are listed below:
Amount ($)
Class A	116,352
Class C	1,225
42	Columbia Short Term Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
March 31, 2019
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through July 31, 2019
Class A	0.80%
Advisor Class	0.55
Class C	1.55
Institutional Class	0.55
Institutional 2 Class	0.46
Institutional 3 Class	0.41
Class R	1.05
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At March 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, capital loss carryforwards, trustees’ deferred compensation, distributions and principal and/or interest from fixed income securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
78,285	(78,285)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia Short Term Bond Fund | Annual Report 2019	43

Notes to Financial Statements  (continued)
March 31, 2019
The tax character of distributions paid during the years indicated was as follows:
Year Ended March 31, 2019			Year Ended March 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
22,013,706	—	22,013,706	21,479,136	—	21,479,136
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At March 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
9,416,112	—	(19,706,835)	5,533,415
At March 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,411,510,473	9,857,993	(4,324,578)	5,533,415
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at March 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended March 31, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
8,713,009	10,993,826	19,706,835	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,014,442,529 and $1,915,338,926, respectively, for the year ended March 31, 2019, of which $724,140,414 and $863,132,016, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition,
44	Columbia Short Term Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
March 31, 2019
the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended March 31, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended March 31, 2019.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity.
Columbia Short Term Bond Fund | Annual Report 2019	45

Notes to Financial Statements  (continued)
March 31, 2019
Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At March 31, 2019, one unaffiliated shareholder of record owned 35.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 46.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
46	Columbia Short Term Bond Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Short Term Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Short Term Bond Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of March 31, 2019, the related statement of operations for the year ended March 31, 2019, the statement of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2019, and the financial highlights for each of the five years in the period ended March 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
May 21, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Short Term Bond Fund | Annual Report 2019	47

TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	123	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	123	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	123	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
48	Columbia Short Term Bond Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	123	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	123	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	123	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019
Columbia Short Term Bond Fund | Annual Report 2019	49

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	123	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	121	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
50	Columbia Short Term Bond Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Short Term Bond Fund | Annual Report 2019	51

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-January 2019 and December 2015-January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
52	Columbia Short Term Bond Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Short Term Bond Fund | Annual Report 2019	53

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
54	Columbia Short Term Bond Fund | Annual Report 2019

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Short Term Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN222_03_J01_(05/19)

Item 2.	Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)

During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Pamela G. Carlton, Anthony M. Santomero, Brian J. Gallagher and Catherine James Paglia, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Ms. Carlton, Mr. Santomero, Mr. Gallagher and Ms. Paglia are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4.	Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2019 and March 31, 2018 are approximately as follows:

2019	2018
$37,500	$35,500

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended March 31, 2019 and March 31, 2018 are approximately as follows:

2019	2018
$0	$0

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

During the fiscal years ended March 31, 2019 and March 31, 2018, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2019 and March 31, 2018 are approximately as follows:

2019	2018
$3,800	$6,300

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended March 31, 2019 and March 31, 2018, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2019 and March 31, 2018 are approximately as follows:

2019	2018
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended March 31, 2019 and March 31, 2018 are approximately as follows:

2019	2018
$225,000	$225,000

In fiscal years 2019 and 2018, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2019 and 2018 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2019 and March 31, 2018 are approximately as follows:

2019	2018
$228,800	$231,300

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	May 21, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	May 21, 2019

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	May 21, 2019